THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2004

Effective October 20, 2004, Steven Blitz and Isaac Frankel are primarily responsible for the day-to-day management of the assets of Lazard Bond Portfolio (the "Portfolio"), a Portfolio of The Lazard Funds, Inc. The Portfolio will continue to be managed on a team basis.

Principal Portfolio Managers

The following are the principal persons primarily responsible for the day-to-day management of the assets of the Portfolio. This information replaces any contrary information contained in the Prospectus.

Bond Portfolio--Steven Blitz (since November 2002) and Isaac Frankel (since October 2004)

Biographical Information of Principal Portfolio Managers

The "Biographical Information of Principal Portfolio Managers" section on pages 36 and 37 of the Prospectus is replaced in its entirety as follows:

Michael A. Bennett. Mr. Bennett is a Managing Director of the Investment Manager, which he joined in July 1992.

Christopher H. Blake. Mr. Blake is a Managing Director of the Investment Manager, which he joined in 1995.

Steven Blitz. Mr. Blitz is a Director and Head of Global Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was a Chief Strategist and the Chief Economist with Offitbank.

Gabrielle M. Boyle. Ms. Boyle is a Senior Managing Director of the Investment Manager, which she joined in November 1993.

Gary Buesser. Mr. Buesser is a Senior Vice President and portfolio manager of the Investment Manager, which he joined in April 2000. Previously, he was with Evergreen Funds.

J. William Charlton. Mr. Charlton is a Director and Head of U.S. High Yield Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was with Offitbank.

Gabriella Dixon. Ms. Dixon is a Managing Director of the Investment Manager, which she joined in 1990.

James M. Donald. Mr. Donald is a Director of the Investment Manager, which he joined in 1996.

Thomas M. Dzwil. Mr. Dzwil is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in November 2002, specializing in high-yield corporate bonds. Previously, he was with Offitbank.

Isaac Frankel. Mr. Frankel is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in November 2002, and head of its investment grade corporate research. Previously, he was with Offitbank.

Jeffrey A. Kigner. Mr. Kigner is a Senior Managing Director of the Investment Manager, which he joined in 2001. Previously, he was Chief Investment Officer and Co-Chairman of John A. Levin & Co.

Andrew D. Lacey. Mr. Lacey is a Deputy Chairman of the Investment Manager, which he joined in 1996.

Patrick M. Mullin. Mr. Mullin is a Director of the Investment Manager, which he joined in 1998.

Brian Pessin. Mr. Pessin is a Director of the Investment Manager, which he joined in 1999. Previously, he was associated with Dawson, Samberg Capital Management.

Michael Powers. Mr. Powers is a Managing Director of the Investment Manager, which he joined in 1990.

John R. Reinsberg. Mr. Reinsberg is a Deputy Chairman of the Investment Manager, which he joined in 1992.

J. Richard Tutino. Mr. Tutino is a Managing Director of the Investment Manager, which he joined in 1997.

October 29, 2004